Exhibit 32.2

Certification of Chief Financial Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of CytoDyn Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended November 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Michael D. Mulholland, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2017	/s/ Michael D. Mulholland
Michael D. Mulholland
Chief Financial Officer